EXHIBIT  4(1)(a)

                     SPECIMEN CERTIFICATE OF COMMON STOCK


                       SPECIMEN FORM OF STOCK CERTIFICATE

                  --------------------------------------------

                                                 Number
                                                 Shares

                                                 -----------
                                                 CUSIP NO 983933 20 1


                                  XETAL, INC.
                          20,000,000 Authorized Shares
                           Par Value $.001 Per Share



            THIS CERTIFIES THAT ------------------------------------

           Is the holder of -------------------------------------

Shares of Xetal, Inc. Common Stock Transferable on the books of the Corporation in person or by duly authorized attorney upo Surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned By the Transfer Agent and registered by the Registrar.

	Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


        ----------------------                               SEAL
        Secretary                                          President

       PO Box 1795 Salt Lake City, UT 84110

        By ---------------
          Authorized Signature




                              BACK OF CERTIFICATE


Notice:     Signature must be guaranteed by a firm which is which is a member of a registered national stock exchange, or by a bank (other than a savings bank), or a trust company. The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

Ten Com  -  As tenants in common Unif Gift Min Act  ---------------- Custodian
Ten Ent  -  As tenants by the entireties -Under the Uniform Gift to Minors Act
Jt Ten   -  As Joint tenants with the right of survivorship       State
                    and not as tenants in common

Additional abbreviations may also be used though not in the above list.



     FOR VALUE RECEIVED              hereby sell, assign and transfer unto
               [Please insert social security or other
                 identifying number of Assignee
                 --------------------------]

                       ----------------------------------
        (Please print or typewrite name and address including zip code)

                       ----------------------------------
                          ----------------------------

                                 ------  Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constiitute and appoint

-------------------------------------------------------- attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises..

 Date:


     -----------------------------


Notice: Signature to this Assignment must correspond with the name as written upon the face of this Certificate in every particular without alteration or enlargement or any change whatever.